UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online
Go to www.envisionreports.com/AIT or scan the QR code — login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:59 PM Eastern Time on October 19, 2026 (October 15, 2026 for Retirement Savings Plan Participants)
Shareholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the
Applied Industrial Technologies, Inc. Shareholder Meeting to be Held on October 20, 2026
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Annual Report, Proxy Card, and Proxy Statement are available at:
www.envisionreports.com/AIT
Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/AIT.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 9, 2026 to facilitate timely delivery.
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Shareholder Meeting Notice
Applied Industrial Technologies, Inc. Annual Meeting of Shareholders will be held on October 20, 2026 at Applied’s
Corporate Headquarters, Located at 1 Applied Plaza, East 36th & Euclid Avenue, Cleveland, OH 44115, at 9:00 AM Eastern Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3:
1. Election of Directors:
01—Robert J. Pagano, Jr.
02—Neil A. Schrimsher
03—Pamela J. Tomczik
2. To approve, through a nonbinding, advisory vote, the compensation of Applied’s named executive officers.
3. Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as Applied’s independent registered public accounting firm for the fiscal year ending June 30, 2027.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you are a shareholder and wish to attend and vote at the meeting, please bring this Notice with you.
Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
— Internet – Go to www.envisionreports.com/AIT. Click Cast Your Vote or Request Materials.
— Phone – Call us free of charge at 1-866-641-4276.
— Email – Send an email to investorvote@computershare.com with “Proxy Materials Applied Industrial Technologies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 9, 2026.